<u>הסכם העסקה</u>

שנערך ונחתם במודיעין ביום 1 לחודש יוני שנת 2026

בין: **VisionWave IL**, ח.פ. 517315958
שמענו שדרות הרכס 21, מודיעין
(להלן: **"החברה"**)

מצד אחד;

לבין: **עינב אלירז** ת.ז - 029343167
שמענו יהודה 2, מודיעין
(להלן: **"המנהל"**)

מצד שני;

הואיל והחברה זקוקה למנהל מיומן לתפקיד כהגדרתו בהסכם זה להלן;

והואיל והמנהל מעוניין לעבוד בחברה והציג עצמו כבעל ידע, ניסיון וכישורים הדרושים למילוי התפקיד, והצהיר כי אין כל מניעה חוזית, חוקית או אחרת להעסקתו על ידי החברה;

והואיל והצדדים מבקשים להסדיר ולעגן בכתב את תנאי העסקתו של המנהל בחברה, הכל כמפורט בהוראות הסכם זה;

לפיכך, הוסכם הוצהר והותנה בין הצדדים כדלקמן:

1. <u>כללי:</u>

1.1. המבוא להסכם זה ייחשב כחלק בלתי נפרד ממנו, ודינו כיתר הוראות ההסכם.

1.2. הסכם זה בא להסדיר את תנאי ההתקשרות בין המנהל לבין החברה בכל הקשור לעבודתו של המנהל בחברה ובכל הנובע ממנה, לרבות מסגרת העבודה, תנאי ההעסקה, השכר והתנאים הסוציאליים.

2. <u>תפקיד המנהל וסמכויותיו:</u>

2.1. המנהל יכהן בתפקיד **סמנכ״ל כספים (CFO)** (לעיל ולהלן: **"התפקיד"**) של החברה, תחומי האחריות העיקריים של המנהל יהיו כמפורט **בסעיף 2.6** להסכם זה המהווה חלק בלתי נפרד ממנו.

2.2. המנהל יבצע כל תפקיד ניהולי נוסף שיוטל עליו על ידי החברה והנמצא בתחום מיומנותו וכישוריו. מבלי לגרוע מכלליות האמור, החברה רשאית להוסיף ו/או לגרוע תחומי אחריות, לפי שיקול דעתה, מבלי שהדבר ייחשב להרעה בתנאי ההעסקה של המנהל, בתנאי שלא ייפגעו תנאי עבודתו, מעמדו ושכרו בחברה.

2.3. המנהל יקדיש את כל זמן עבודתו, מרצו, כושר עבודתו ומיטב כישוריו ומיומנותו לקידום החברה ועניניה, יפעל בהתאם למדינית החברה, וימלא את תפקידו במסירות ובנאמנות כלפי החברה, כלפי כל תאגיד הקשור עם החברה וכלפי לקוחות החברה.

2.4. המנהל יקבל משכורת קבועה ללא קשר לנוכחות וללא שימוש בטביעת אצבע (שעון נוכחות ביומטרי).

2.5. הואיל והתפקיד הוא תפקיד הנהלה ו/או תפקיד הדורש מידה מיוחדת של אמון אישי, והואיל ולחברה אין כל יכולת פיקוח על שעות העבודה והמנוחה של המנהל בתפקידו, לא תחולנה על העסקתו של המנהל בחברה הוראות חוק שעות עבודה ומנוחה, תשי"א- 1951.

2.6. <u>פירוט על התפקיד בעניין הכספים:</u>

ניהול תזרים מזומנים: פיקוח על הוצאות והכנסות, עבודה מול בנקים.

בקרת תקציב: הכנת תקציב, ניתוח חריגות והפקת תובנות ניהוליות.

דיווח כספי: הפקת דוחות חודשיים ושנתיים.

תכנון אסטרטגי: ליווי ההנהלה הבכירה בקבלת החלטות פיננסיות.

ניהול צוות: הובלת מחלקת הנהלת חשבונות ושכר.

<u>פירוט על התפקיד בעניין ניהול מיזוגים ורכישות:</u>

איתור וסינון מועמדים: חיפוש חברות מתאימות למיזוג ורכישה.

בדיקת נאותות (Due Diligence): שלב קריטי שבו אנחנו בוחנים לעומק את המצב הפיננסי, המשפטי, התפעולי והטכנולוגי של החברה הנרכשת.

משא ומתן וחתימה: ניהול מו"מ על מחיר ותנאי העסקה.

אינטגרציה (שילוב): השלב שלאחר הרכישה, שבו מאחדים את התרבות הארגונית, מערכות המידע והצוותים של שתי החברות.

3. <u>הצהרות והתחייבויות המנהל:</u>

3.1. המנהל מצהיר כי הוא בעל הכישורים, ידע, ניסיון ויכולת לבצע את תפקידו על פי הסכם זה, וכי למיטב ידיעתו אין מניעה חוקית ו/או כל מניעה אחרת להעסקתו על ידי החברה.

3.2. המנהל ימלא את תפקידו במסירות ובנאמנות ויציית להוראות החברה באשר לאופן ביצוע התפקיד. המנהל יפעל בהתאם למדיניות שתהיה נהוגה בחברה בנושאים השונים ובהתאם להנחיות, לנהלים ולהוראות החברה, כפי שאלו יהיו מעת לעת.

3.3. המנהל ימלא את תפקידו במסירות, באחריות, ביושר ובנאמנות, וימנע מכל מעשה או מחדל העלול לפגוע בחברה או בשמה הטוב או להזיק לה בכל דרך שהיא.

3.4. המנהל ימסור לחברה כל מידע שברשותו העשוי לקדם את ענייני החברה או להביא לה תועלת, מיד עם הגיע מידע זה לרשותו.

3.5. המנהל ידווח לחברה על כל תקלה, בעיה או קושי הקשורים לפעילותו ו/או לפעילות החברה שבהם יתקל במהלך מילוי תפקידו או בכל נסיבה אחרת.

3.6. המנהל יודיע לחברה, מיד וללא דיחוי, על כל עניין, נושא או עסקה שלגביו או בקשר אליו יש או עשוי להיות למנהל (לרבות לכל אדם או גורם קרוב לו) עניין אישי ו/או העלול ליצור ניגוד עניינים או חשש לניגוד עניינים עם עבודתו ו/או עם תפקידו בחברה, ו/או העלול להפריע לו במילוי תפקידו, וכן על כל עסקה או עניין של החברה שממנה/ו עשויה לצמוח למנהל, או לכל אדם או גורם קרוב לו, טובת הנאה כלשהי.

3.7. בתקופת עבודתו בחברה יקדיש המנהל את כל זמן עבודתו ומרצו לביצוע התפקיד בחברה, ולא יהיה רשאי לעסוק בכל עסק אחר ו/או עיסוק אחר ו/או עבודה אחרת, בשכר או שלא בשכר, בין בדרך קבע ובין באופן זמני, או חד פעמי, בין במהלך שעות העבודה ובין בכל שעה או מועד אחר, בין כשכיר ובין כעצמאי, כשותף גלוי או סמוי, כיועץ, או בכל דרך אחרת, או להיות קשור, במישרין או בעקיפין, בעיסוק או בעסק אחר כלשהו, אלא אם כן ובמידה שקיבל לכך את אישור החברה, בכתב ומראש.הפרת התחייבות זו הינה הפרה יסודית של ההסכם.

3.8. מבלי לגרוע מהאמור בסעיף 3.9 לעיל, במשך תקופת העסקתו בחברה לא יעסוק המנהל, לא ישתתף ולא יקבל תפקיד כלשהו, בין במישרין ובין בעקיפין, בין בעצמו ובין באמצעות אחרים, בעסק המתחרה בעסקי החברה ו/או אצל לקוח ו/או ספק של החברה. המנהל יודיע לחברה מיידית על כל ניסיון של גורם כלשהו (בין מחוץ לחברה ובין של גורם הקשור לחברה) ליצור עמו קשר במטרה להתחרות בחברה או לפגוע בחברה או באינטרסים של החברה בכל דרך שהיא.

3.9. המנהל מתחייב, כי בתקופת עבודתו בחברה וכן לאחר סיומה, הוא יסייע לחברה, לבקשתה, בכל תביעה בה החברה תהיה מעורבת, וזאת בקשר לנושאים שהיו בטיפולו ו/או בידיעתו של המנהל. המנהל מתחייב, הן בתקופת עבודתו בחברה והן לאחר סיומה, שלא לסייע לכל תביעה שתוגש, אם תוגש, כנגד החברה, בכפוף לכל דין.

3.10. המנהל מאשר כי נמסר לו עותק מתקנון החברה למניעת הטרדה מינית, המצוי גם על לוחות המודעות בחברה, והוא מתחייב לקרוא ולמלא אחר הוראותיו. כמו כן, מתחייב המנהל לפעול על פי כל נוהלי החברה לרבות קוד אתי.

3.11. המנהל מאשר כי הובא לידיעתו כי לצורך התמודדות עם נגיף הקורונה, צמצום התחלואה ושמירה על בטיחות ובריאות כל העובדים והבאים בשערי החברה, החברה עשויה לאמץ וליישם מדיניות של "תו ירוק" כתנאי לכניסה למקום העבודה ולביצוע העבודה (דהיינו, הצגת "תו ירוק" בתוקף / תעודת התחסנות בתוקף / תוצאות בדיקת קורונה שלילית (PCR) אחת לשבוע). המנהל מצהיר ומאשר כי הוא מסכים לפעול על פי מדיניות זו, ככל שתיושם, וכפי שתעמוד בתוקף מעת לעת, וכי לא תהיה לו כל טענה בקשר לכך.

4. <u>התמורה:</u>

4.1. בתמורה למילוי התחייבויותיו, הצהרותיו ותפקידיו של המנהל על פי הסכם זה במלואן ובמועדן תהייה משכורתו של המנהל כדלקמן:

4.1.1. 50,000 ₪ (חמישים אלף שקלים חדשים) ברוטו (להלן: **"שכר היסוד"**) שכר היסוד והתגמול ההוני יכונו בהסכם זה: **"המשכורת"**.

4.1.2. החברה תקצה לעובד, בכפוף לאישור דירקטוריון החברה, ועדת התגמול וכל אישור נוסף הנדרש על פי דין, 500,000 אופציות לרכישת מניות רגילות של VisionWave Holdings Inc., בהתאם לתכנית האופציות של החברה כפי שתהא בתוקף במועד ההקצאה.

4.1.3. מחיר המימוש של האופציות ייקבע לפי מחיר הסגירה של מניית החברה ביום המסחר האחרון שקדם למועד אישור ההקצאה, אלא אם ייקבע אחרת על ידי האורגנים המוסמכים של החברה ובהתאם לדין החל.

4.1.4. האופציות יבשילו על פני תקופה של ארבע (4) שנים, כך ש-25% מהאופציות יבשילו בתום 12 חודשי עבודה רצופים ממועד תחילת העסקתו של העובד, והיתרה תבשיל ב-36 מנות חודשיות שוות לאחר מכן, ובלבד שבכל מועד הבשלה מתקיימים יחסי עובד-מעביד בין העובד לבין החברה.

4.1.5. במקרה של סיום העסקת העובד מכל סיבה שהיא, אופציות שטרם הבשילו במועד סיום ההעסקה יפקעו באופן מיידי, ואילו אופציות שהבשילו אך טרם מומשו יהיו ניתנות למימוש בהתאם להוראות תכנית האופציות של החברה ובהתאם למועדים הקבועים בה.

4.1.6. האופציות תהיינה כפופות להוראות תכנית האופציות של החברה, תקנון החברה, כללי NASDAQ, הוראות הדין החל וכל התאמה הונית הנדרשת במקרה של פיצול מניות, איחוד הון, מיזוג, רכישה או כל שינוי במבנה ההון של החברה.

4.1.7. למען הסר ספק, אין באמור בסעיף זה כדי להבטיח רווח כלשהו לעובד, ושווי האופציות ייגזר, בין היתר, ממחיר מניית החברה במועד המימוש.

4.2. המשכורת תעודכן בהתאם לתוספות היוקר אשר יונהגו במשק.

4.3. המשכורת תשולם אחת לחודש, עד ליום העשירי בכל חודש, עבור החודש שקדם לו.

4.4. פרט למשכורת ולתנאים וההטבות המפורטים בהסכם זה להלן, לא יהיה המנהל זכאי לכל שכר ו/או תשלום נוסף בגין ביצוע כל התחייבויותיו על פי הסכם זה.

4.5. מהמשכורת ומכל תשלום שישולם למנהל כמפורט בסעיף זה תנכה החברה תשלומים למס הכנסה, ביטוח לאומי, מס בריאות, כספים לקופת גמל, כספים לקרן השתלמות, וכל ניכוי אחר שהיא תהיה מחויב בו על פי כל דין.

4.6. זכאות לבונוס שנתי

העובד יהיה זכאי לבונוס שנתי משתנה ("הבונוס"), בכפוף לעמידה ביעדי ההכנסות והרווח התפעולי של החברה.

5. **<u>שעות נוספות:</u>**

5.1. מוסכם ומוצהר בזאת במפורש כי תפקיד המנהל הוא תפקיד הנהלה ו/או תפקיד הדורש מידה מיוחדת של אמון אישי, כי לחברה אין כל יכולת פיקוח על שעות העבודה והמנוחה של המנהל, וכי לפיכך הוראות חוק שעות עבודה ומנוחה, תשי"א- 1951 לא יחול על העסקת המנהל בחברה.

5.2. מבלי לגרוע מהאמור לעיל, עבור נכונות המנהל לעמוד לרשות החברה ולעבוד בפועל בימים ו/או בשעות בלתי שגרתיים כמתחייב מתפקידו (אשר היו מוגדרים כעבודה בשעות נוספות ו/או במנוחה אילו חל על המנהל חוק שעות עבודה ומנוחה), ישולם למנהל, לפנים משורת הדין, תשלום חודשי גלובלי כקבוע בסעיף 4.1 לעיל.

5.3. מאחר שהתשלום החודשי הגלובלי נקבע על בסיס אומדן משוער של היקף עבודת המנהל מעבר לימי / לשעות העבודה הרגילים, הוא ישולם למנהל גם בתקופות היעדרות מהעבודה (עקב חופשה שנתית, מחלה, וכיו"ב), וגם בתקופות שבהן לא יעבוד כלל מעבר לימי / לשעות העבודה הרגילים או שבהן הוא לא יגיע למספר השעות שנקבע כבסיס לתשלום החודשי הגלובלי. עובדה זו אף הובאה בחשבון בחישוב גובה התשלום החודשי הגלובלי.

5.4. המנהל מודע לכך שהחברה בונה את סדרי העבודה ואת חישוביה הכלכליים על סמך מבנה תשלום זה. לפיכך, לא תהיה למנהל כל תביעה ו/או טענה כלשהי כלפי החברה בגין הסכום שנקבע כתשלום חודשי גלובלי והמנהל גם לא יהיה זכאי לתמורה נוספת כלשהי בעד עבודתו בימים ו/או בשעות, אשר היו מוגדרים כשעות נוספות ו/או כעבודה במנוחה אילו חל חוק שעות עבודה ומנוחה על המנהל, למעט זו המפורטת במפורש בהסכם זה.

5.5. מוסכם גם כי אם למרות האמור לעיל, החברה תתבע לשלם בעד עבודת המנהל בשעות נוספות או בימי מנוחה, יבוא התשלום החודשי הגלובלי ששולם כבר למנהל, לרבות התשלומים לתוכנית הפנסיונית וכל תשלום אחר בגין התשלום החודשי הגלובלי, כשהוא מחושב בערכים ריאליים, על חשבון ויקוזז מכל סכום שהחברה תחויב לשלם.

5.6. התשלום החודשי הגלובלי הינו חלק משכרו של המנהל לכל דבר ועניין. מבלי לפגוע באמור לעיל ולפנים משורת הדין, מוסכם כי התשלום החודשי הגלובלי (ללא התגמול ההוני במניות) יובא

בחשבון לצורך חישוב ותשלום דמי חופשה, דמי מחלה, ההפקדות לתוכנית הפנסיונית ולקרן ההשתלמות, והודעה מוקדמת, וגם עובדה זו הובאה בחשבון בחישוב גובה התשלום החודשי הגלובלי.

6. תכנית פנסיונית

6.1. החברה תפריש לקופת גמל (להלן **"תוכנית פנסיונית"**), על פי בחירת המנהל, בגין התקופה שממועד תחילת העסקתו בחברה, את השיעורים הבאים:

6.1.1. 6.5% מהבסיס להפרשות בגין הפרשות החברה לתגמולים.

במקרה שהמנהל בחר להפריש לקופ"ג/קופת ביטוח שאינה קרן פנסיה - רכיב זה יכלול את תשלום החברה עבור כיסוי למקרה של אובדן כושר עבודה בשיעור הדרוש להבטחת 75% מהבסיס להפרשות, כאשר בכל מקרה שיעור ההפרשה לחלק התגמולים לבדו לא יפחת מ-5% מהבסיס להפרשות. ככל שיהיה צורך בהגדלת העלויות בשל הכיסוי בגין אבדן כושר עבודה (מעבר ל6.5%) – העלות לחברה בגין רכישת ביטוח אבדן כושר עבודה כאמור ביחד עם ההפרשה לדמי הגמולים לא תעלה בכל מקרה על 7.5% מהבסיס להפרשות.

6.1.2. 8.33% מהבסיס להפרשותבגין פיצויי פיטורים.

6.1.3. במקביל, החברה תנכה 6% מהבסיס להפרשות בגין חלק המנהל לרכיב התגמולים, ותעביר סכום זה לתוכנית הפנסיונית.

6.2. לעניין זה, **"הבסיס להפרשות"**– משמעו שכר היסוד כאמור בסעיף 4.1.1 לעיל.

6.3. הבעלות על התוכנית הפנסיונית תהא של החברה, כאשר המנהל יהיה המוטב על פיה. ככל שהמנהל יבחר להמשיך הפקדות בקופה/ות קיימת/ות– תועבר/יועברו הקופות על שם החברה. מובהר כי בכל הנוגע לכספים שהצטברו בקופות אלה לגבי תקופות הקודמות לתקופת העסקתו של המנהל בחברה- אין ולא תהיה לחברה כל טענה בגינם וכספים אלה שייכים למנהל במלואם.

6.4. תשלומי החברה לתוכנית הפנסיונית בגין פיצויי פיטורים יבואו במקום פיצויי פיטורים העשויים להגיע למנהלאו לשאיריו, לפי המקרה, והם ממצים את חובותיו של החברה בכל הקשור לתשלום פיצויי הפיטורים, כאמור בסעיף 14 לחוק פיצויי פיטורים. זאת, בהתאם לאישור הכללי בדבר תשלומי מעבידים לקרן פנסיה ולקופת ביטוח במקום פיצויי פיטורים, שפורסם בילקוט הפרסומים 4659 מיום 30.6.98 אשר נוסחו מצ"ב **כנספח "ב"** להסכם זה.

החברה מתחייבת לעמוד בתנאי האישור הכללי בדבר תשלומי מעבידים לקרן פנסיה ולקופת ביטוח במקום פיצויי פיטורים.

6.5. עם סיום העסקתו של המנהל בחברה, תשחרר החברה לזכות המנהל את כל הכספים אשר הצטברו לזכותו בתוכנית הפנסיונית (תגמולים ופיצויי פיטורים) והחברה לא תהיה זכאית לקבל

סכום כלשהו מסכומי התוכנית, אלא אם כן המנהל פוטר בנסיבות הקבועות בסעיף 14.3 להלן, או אם ימשוך המנהל כספים מהתוכנית שלא בשל אירוע מזכה. לעניין זה "אירוע מזכה" פירושו מוות, נכות או פרישה מהעבודה בגיל שישים או יותר.

6.6. המנהל מאשר את הסכמתו להסדר על פי האישור הנ"ל.

6.7. במקרה שקשר העבודה בין המנהל לחברה יסתיים באיזו מהנסיבות הקבועות בסעיף 14.3 להלן, לא יהיה המנהל זכאי להודעה מוקדמת ו/או תמורתה ו/או לתשלום פיצויי פיטורים. במקרה זה, יועברו למנהל הסכומים שהצטברו לזכותו בתוכנית הפנסיונית מהפרשות החברה והמנהל לתגמולים בלבד (קרן + פירות), ואילו הפרשות החברה שהצטברו בגין פיצויי פיטורים (קרן + פירות), בגין תקופת העסקתו בחברה, יוחזרו לחברה.

7. קרן השתלמות

7.1. החברה תשלם מידי חודש לקרן השתלמות, לפי בחירת המנהל. התשלום יהיה על מלוא שכר העובד כמפורט בסעיפים 4.1.1. ו4.1.2 כאשר הסכום מעל התקרה יחויב בשווי בהתאם.

7.2. במקביל תנכה החברה, מדי חודש, סכום השווה ל- 2.5% מהבסיס להפרשות (כהגדרתו לעיל), ותעבירו לקרן ההשתלמות.

הזכאות להפרשות מותנית בכך שהמנהל ימסור לחברה פרטים מלאים בכתב של קרן ההשתלמות וכל פרט/אסמכתא נוסף/ים שיידרשו לצורך ביצוע ההפקדות לקרן.

7.3. עם סיום עבודתו של המנהל בחברה, למעט אם קשר העבודה הסתיים בנסיבות הקבועות בסעיף 14.3 להלן, תשחרר החברה לזכות המנהל את כל הסכומים אשר הצטברו לזכותו בקרן ההשתלמות. הסתיים קשר העבודה בנסיבות הקבועות בסעיף 14.3 להלן, יהיה המנהל זכאי רק לסכומים אשר הצטברו לזכותו (קרן + פירות) בגין חלקו בהפרשות לקרן.

8. <u>חופשה שנתית:</u>

8.1. המנהל יהיה זכאי לחופשה שנתית בת 20 ימי עבודה לשנה, ובהתאם להוראות חוק חופשה שנתית, התשי"א– 1951. המנהל יחל את עבודתו עם יתרה של 10 ימי חופש והוא יתחיל לצבור ימי חופשה נוספים רק לאחר 6 חודשי עבודה.

8.2. יציאה לחופשה וקביעת מועדי החופשה מחייבים אישור מראש ובכתב של החברה. יש לנצל את מלוא החופשה במהלך שנת העבודה הקלנדרית. אין לצבור חופשה משנה לשנה. חופשה שנצברה בניגוד לאמור לעיל – תימחק.

8.3. החברה רשאית לקבוע חופשות מרוכזות, לכלל העובדים או לחלקם, בהתאם למדיניותה כפי שתעמוד בתוקף מעת לעת, ועל המנהל לתכנן את חופשותיו בהתאם. נכון למועד חתימת הסכם זה, 10 ימי חופשה בכל שנה קלנדרית מיועדים לחופשות מרוכזות. כל בקשה לחופשה שלא במסגרת

החופשות המרוכזות מהווה הסכמה מראש של המנהל לכך שככל שבקשתו תאושר, לא ישולם לו שכר בגין ימי חופשה מרוכזת העולים על יתרת חופשתו הצבורה באותו מועד, ו/או הסכמה לכניסה ליתרת חופשה שלילית, הכל לפי שיקול דעת החברה.

8.4. החופשה השנתית אינה ניתנת לפדיון, אלא עם תום קשר העבודה. מובהר במפורש כי אין זכאות לפדיון חופשה בעד חופשה שנצברה בניגוד להוראות סעיף זה.

9. <u>דמי מחלה:</u>

9.1. המנהל יהיה זכאי להיעדר מהעבודה בשל מחלה בהתאם להוראות חוק דמי מחלה, תשל"ו 1976 בכפוף להמצאת אישור מחלה כדין ושלא ישתלמו לו בגין ימי מחלה אלה כספים מהמוסד לביטוח לאומי ו/או מהתוכנית הפנסיונית. במקרה של היעדרות עקב מחלה יודיע המנהל לחברה, מוקדם ככל הניתן, על המחלה ועל משך ההיעדרות המשוערת, וימציא לחברה תעודת מחלה כדין. החישוב יהיה לפי 1.5 ימים בחודש , צבירה, ועד למכסה כוללת של 90 יום לצורך ניצול ימי מחלה. ימי מחלה שלא נוצלו אינם ניתנים לפדיון. לפיכך בעת סיום ההעסקה, לא ישולם למנהל כל פיצוי או תשלום בעד ימי מחלה שלא נוצלו. למרות האמור לעיל, תשלום דמי מחלה, החל מהיום הראשון למחלה.

10. <u>טלפון נייד, מחשב נייד ושימוש במחשבי החברה:</u>

10.1. החברה תעמיד לשימוש המנהל טלפון נייד, לצרכי עבודתו בחברה.

10.2. החברה תעמיד לשימוש המנהל מחשב או מחשב נייד, לצרכי עבודתו בחברה.

10.3. המס בגין שווי ההטבות דלעיל ישולם על ידי המנהל וינוכה משכרו.

10.4. המנהל יחתום על נוהל שימוש במחשבים וכן על כל נוהל נוסף שיתחייב כפי שיהיה מעת לעת.

11. <u>התחייבות לשמירת סודיות, קניין רוחני ואי תחרות:</u>

11.1. המנהל יחתום על התחייבות לשמירת סודיות וקניין רוחני להסכם זה כחלק בלתי נפרד ממנו.

11.2. המנהל יחתום על התחייבות לאי תחרות להסכם זה כחלק בלתי נפרד ממנו.

12. <u>סיום קשר העבודה:</u>

12.1. מועד תחילת העסקתו של המנהל בחברה יהיה ביום 1.6.2026.

המנהל רשאי להתפטר מעבודתו בחברה, והחברה רשאית לסיים את עבודתו של המנהל בחברה, וזאת בכל עת, ומכל סיבה בהודעה מוקדמת בכתב בהתאם להוראות חוק הודעה מוקדמת לפיטורים ולהתפטרות, תשס"א-2001, לפיכך: עד למלאת שנה לעבודתו 60 ימים והחל מהשנה השנייה בהודעה מוקדמת מראש ובכתב בת 90 יום.

12.2. החברה רשאית לוותר על עבודתו של המנהל בתקופת ההודעה המוקדמת, כולה או חלקה, ולסיים את קשר העבודה לפני תום תקופת ההודעה המוקדמת, לפי שקול דעתה, ובלבד שאם קשר העבודה יגיע לסיומו לפני תום תקופת ההודעה המוקדמת תשלם החברה למנהלאת תמורת ההודעה המוקדמת בגובה המשכורת כהגדרתה בסעיף 4.1 להסכם זה, שהייתה משולמת למנהל לו עבד במהלך תקופת ההודעה המוקדמת.

12.3. מוסכם על הצדדים במפורש כי למרות האמור לעיל, בנסיבות הבאות תהיה החברה רשאית להביא הסכם זה לידי סיום לאלתר מבלי שתחויב לשלם למנהל תמורת הודעה מוקדמת, מענק הסתגלות, פיצויי פיטורים, או כל תשלום אחר כדלקמן:

12.3.1. המנהל הפר הפרה יסודית את ההסכם.

12.3.2. המנהל ביצע הפרת משמעת חמורה ו/או מעל באמון החברה ו/או הפר את חובת הסודיות בה הוא מחויב כלפי החברה או לקוחותיה.

12.3.3. המנהל התרשל בביצוע התחייבויותיו עפ"י הסכם זה באופן שגרם או עלול היה לגרום נזק לחברה.

12.3.4. המנהל נחקר ו/או נעצר עקב חשד לביצוע עבירה פלילית שיש עמה קלון ו/או עבירה אחרת שיסודה אי-יושר ו/או עבירה אחרת מסוג פשע, ו/או הוגש נגדו כתב אישום בגין ביצוע עבירה פלילית; והכל בין אם היתה העבירה קשורה בעבודתו בחברה ובין אם לאו.

12.3.5. בנסיבות בהן, עפ"י הדין, ניתן לשלול מהמנהל את זכותו לתשלום פיצויי פיטורים ו/או הודעה מוקדמת, במלואו או בחלקו.

12.4. המנהל מתחייב כי עם מסירת הודעה של מי מהצדדים על סיום קשר העבודה מכל סיבה שהיא, יעביר את תפקידו בצורה מסודרת למחליפו או לכל אדם אחר שתורה לו החברה, לרבות הכנת דו"ח מפורט של העניינים שהיו בטיפולו ומצבם העדכני. המנהל ימסור לחברה את כל המסמכים, מדיה מגנטית, המידע, הציוד, הרכוש והחומר שהגיעו אליו ו/או שהוכנו על ידו בקשר לעבודתו ולא ישאיר בידיו העתק או צילום של המסמכים ו/או המידע. המנהל מאשר ומסכים כי אין לו זכות עיכבון בכל נכס, מסמך ו/או רכוש אחר של החברה ו/או אשר הגיע לידיו בקשר ו/או עקב עבודתו בחברה.

12.5. המנהל מתחייב לעמוד לרשות החברה בכל עת שיידרש לכך על-ידי החברה למסירת כל מידע הנוגע לתקופת עבודתו או לפעולות שעשה באותה תקופה, וכן להופיע, על-פי דרישת החברה, לפגישות בנושאים אשר היו בטיפולו ו/או באחריותו וכן להופיע בפני כל בית-דין, בית-משפט או רשות אחרת ולמסור כל מידע או מסמך, בכפוף לכל זכות חסיון שיש לו. האמור לעיל, יחול, בתאום עם המנהל, גם לאחר סיום עבודתו בחברה.

13. **<u>ייחודיות ההסכם:</u>**

13.1. הסכם זה ממצה את זכויות וחובות הצדדים בכל בנוגע להעסקתו של המנהל בחברה וכל הנובע ממנה. תנאי העסקתו של המנהל יהיו כקבוע בהסכם זה בלבד. על יחסי העבודה בין הצדדים לא יחולו הסכמים ו/או הסדרים ו/או נוהגים אחרים, מכל סוג שהוא.

13.2. הסכם זה גובר על כל הסכם אחר, הסדר או התחייבות אחרת בין המנהל לחברה. כל הסכם או הסדר או התחייבות שנעשו לפני חתימת הסכם זה, אם נעשו, ואשר לא באו לידי ביטוי מפורש בהסכם זה, אין בהם כדי להוסיף על החיובים והזכויות הקבועים בהסכם זה או הנובעים ממנו, לגרוע מהם או לשנותם.

13.3. תנאי העסקתו ועלות העסקתו של המנהל חושבו והוסכמו על יסוד האמור בסעיף 16 זה לעיל. אם במועד כלשהו ייקבע ע"י ערכאה שיפוטית כלשהי כי המנהל זכאי לתשלום נוסף על הקבוע בהסכם זה, כי אז יותאמו תנאי ההעסקה של המנהל לרבות על דרך הפחתת השכר באופן שעלות העסקתו לא תחרוג מעלות ההעסקה על פי הסכם זה.

14. **<u>הוראות כלליות:</u>**

14.1. בהסכם זה: **"החברה"** – לרבות כל חברת אם או חברה בת או חברה קשורה של החברה.

14.2. כל הסכומים הנקובים בהסכם זה הנם ברוטו ומכל תשלום ומכל ההטבות שוות כסף שיוענקו למנהל, ינוכה מס כחוק או כל תשלום חובה שיגיע בגינו על פי דין, אלא אם נקבע במפורש אחרת בהסכם זה.

14.3. המנהל נותן בזאת לחברה הוראה בלתי חוזרת לנכות ממשכורתו או מכל סכום אחר אשר יגיע לו מאת החברה, כל חוב שהמנהל יהיה חייב לחברה במועד הניכוי.

14.4. לא יהיה תוקף לכל שינוי/תיקון להסכם זה, אלא אם נעשה בכתב ובחתימת שני הצדדים.

14.5. תנאי ההתקשרות על פי הסכם זה הם אישיים וסודיים.

14.6. הסכם עבודה זה יחשב גם להודעה, כהגדרתה בסעיף 1 לחוק הודעה לעובד ולמועמד לעבודה (תנאי עבודה והליכי מיון וקבלה לעבודה), התשס"ב-2002.

14.7. כתובות הצדדים הן כמצוין במבוא להסכם זה, או אותן כתובות אחרות עליהן יודיעו הצדדים זה לזה.

14.8. כל הודעה שישלח צד למשנהו בהתאם לכתובות הנ"ל תיחשב שהגיעה לתעודתה בתום שבעה ימי עסקים מיום שנמסרה למשלוח בדואר רשום.

<u>ולראיה באו הצדדים על החתום:</u>

המנהל החברה